UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2018

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Officers) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 6, 2018, Applied Industrial Technologies, Inc. ("Applied") filed a Current Report on Form 8-K (the "Original Report") to report that on January 31, 2018, Applied completed the acquisition via merger of all of the outstanding shares of FCX Performance, Inc. ("FCX") pursuant to the terms of the Merger Agreement by and among Applied, Fortress Merger Sub Holding, LLC, a limited liability company organized under the Laws of Delaware and a direct wholly-owned subsidiary of Applied, Fortress Merger Sub LP, a limited partnership organized under the Laws of Delaware and an indirect wholly-owned subsidiary of Applied, FCX Group Holdings, LP, a limited partnership organized under the Laws of Delaware, and Harvest Partners, LP, a limited partnership organized under the Laws of Delaware, solely in its capacity as the sellers' representative.

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of FCX Group Holdings, LP and Subsidiaries for the years ended December 31, 2015 and December 31, 2014, as well as the accompanying notes thereto and the related Report of Independent Auditor, are filed as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated financial statements of FCX Group Holdings, LP and Subsidiaries for the years ended December 31, 2016 and December 31, 2015, as well as the accompanying notes thereto and the related Report of Independent Auditor, are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of FCX Group Holdings, LP and Subsidiaries for the nine months ended September 30, 2017 and 2016, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet combines the December 31, 2017 unaudited balance sheet of Applied with the September 30, 2017 unaudited balance sheet of FCX. The year ended June 30, 2017 unaudited pro forma condensed combined statement of operations combines the audited fiscal year ended June 30, 2017 results of Applied with the unaudited twelve months ended March 31, 2017 results of FCX. The six months ended December 31, 2017 unaudited pro forma condensed combined statement of operations combines the unaudited six months ended December 31, 2017 results of Applied with the unaudited six months ended September 30, 2017 results of FCX. These unaudited pro forma statements are filed as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits.

23	Consent of GBQ Partners, LLC
99.1	Audited Consolidated Financial Statements of FCX Group Holdings, LP and Subsidiaries for the years ended December 31, 2015 and December 31, 2014
99.2	Audited Consolidated Financial Statements of FCX Group Holdings, LP and Subsidiaries for the years ended December 31, 2016 and December 31, 2015
99.3	Unaudited Consolidated Financial Statements of FCX Group Holdings, LP and Subsidiaries for the nine months ended September 30, 2017 and 2016
99.4
The unaudited pro forma condensed combined balance sheet combines the December 31, 2017 unaudited balance sheet of Applied with the September 30, 2017 unaudited balance sheet of FCX. The year ended June 30, 2017 unaudited pro forma condensed combined statement of operations combines the audited fiscal year ended June 30, 2017 results of Applied with the unaudited twelve months ended March 31, 2017 results of FCX. The six months ended December 31, 2017 unaudited pro forma condensed combined statement of operations combines the unaudited six months ended December 31, 2017 results of Applied with the unaudited six months ended September 30, 2017 results of FCX.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ David K. Wells
David K. Wells, Vice President-Chief Financial Officer & Treasurer
Date: April 17, 2018